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                                                                   EXHIBIT 10.12

                          STOCK REDEMPTION AGREEMENT
                          --------------------------

     THIS STOCK REDEMPTION AGREEMENT ("Agreement") made this 30th day of June, 2001, by and between ROBERT S. BERG and STEVE WEMPLE (hereinafter individually referred to as "Berg" and "Wemple" or "Stockholder" and collectively referred to as "Stockholders"), and INTERFOODS OF AMERICA, INC. (hereinafter referred to as the "Corporation"), organized and existing under the laws of the State of Florida/Nevada, with its principal place of business at 9400 South Dadeland Boulevard, Suite 720, Miami, FL 33156.

                             W I T N E S S E T H:

     WHEREAS, Berg and Wemple, are principal Stockholders of Corporation, Berg currently owning 1,476,719 shares of common stock and Wemple currently owning 932,352 shares of common stock of the outstanding and issued shares of stock of Corporation; and

     WHEREAS, the parties to this Agreement believe that it is in their mutual best interests to provide for continuity and harmony in management and the policies of the Corporation, and

     WHEREAS, therefore, it is their mutual purpose (a) to provide for the purchase by the Corporation of a Stockholder's shares should he desire to dispose of any of his stock in the Corporation during his lifetime, (b) to provide for the purchase by the Corporation of a Stockholder's interest therein in the event of his death, and (c) to provide the funds necessary to carry out such purchase.

     NOW, THEREFORE, in consideration of the mutual agreements and covenants contained herein and for other valuable considerations paid by the Parties hereto each to the
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other, the receipt and sufficiency of which is hereby acknowledged, it is mutually agreed and covenanted by and among the Parties to this Agreement as follows:

     Article 1. No Stockholder shall during his lifetime transfer, encumber or dispose of his stock interest in the Corporation except as provided below.

     For purposes hereof, an offer in writing from an independent third party non-related to a Stockholder to purchase shares of a Stockholder accompanied by a deposit of at least ten (10%) percent of the proposed purchase price is defined as a bona fide third party offer (a "Third Party Offer").

     If a Stockholder should desire to dispose of his stock in the Corporation during his lifetime, absent a Third Party Offer, he shall first offer in writing to sell all of his stock to the Corporation at a price determined in accordance with the provisions of Article 3. If the Corporation does not purchase all of the shares of stock so offered within 30 days after receipt of such written offer, said shares of stock shall be offered in writing at the same price to the other Stockholder. If the stock is not purchased by the other Stockholder within 30 days of the receipt of the written offer to him, the Stockholder desiring to sell his stock may sell it to any third party upon receipt of any Third Party Offer.

     Upon a Stockholder receiving any Third Party Offer which he is desirous of accepting, such Stockholder shall first give the Corporation and the other Stockholder written notice thereof and the right to purchase the stock which is the subject matter of the Third Party Offer. Such written notice shall be accompanied by a true copy of the Third Party Offer and the Corporation and other Stockholder shall have 30 days from receipt of such notice within which to elect to purchase the stock offered for sale on the same terms and conditions and for the same purchase
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price as that contained in the Third Party Offer. If the Corporation or the
other Stockholder do not elect to purchase the shares offered for sale under the Third Party Offer within the 30 day period, and sign a like Third Party Offer in favor of the Stockholder desiring to sell, then the Stockholder desiring to sell may complete the transaction under the Third Party Offer but shall not sell said stock to the third party at any lesser price or on any more favorable terms without giving the Corporation and the other Stockholder the right to once again purchase the stock at the reduced price on the more favorable terms.

     Any stock no disposed of shall remain and/or again become subject to the terms of this Agreement.

     Article 2. Upon the death of any Stockholder, the Corporation shall purchase, and the estate of the decedent shall sell, all of the decedent's shares in the Corporation now owned or hereafter acquired. The purchase price of such stock shall be computed in accordance with the provisions of Article 3.

     Article 3. Unless and until changed as provided hereinafter, it is agreed that, the purchase price to be paid for the interest of a Stockholder or a deceased Stockholder as of the date of this Agreement (except in the event of a Third Party Offer) is $9,000,000.00 U.S. as to Berg and $6,000,000.00 U.S. as to Wemple. This price has been agreed upon by the Stockholders and the Corporation as representing the fair value for the stock owned by each of the Stockholders including the goodwill of the Corporation. The Stockholders and the Corporation may agree at any time to redetermine the fair value of the stock in the Corporation and shall redetermine such value of the stock in any event within 30 days following the end of each fiscal year. The value so agreed upon shall be endorsed on Schedule A attached hereto and
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made a part of this Agreement, and such endorsement shall take the following form: "The Undersigned mutually agree on this 30th day of June, A.D. 2001, that for the purpose of this Stock Redemption Agreement, the purchase price of the stock of the Corporation held by Berg is $9,000,000.00 U.S. and by Wemple is $6,000,000.00 U.S. Signed /s/ Robert S. Berg (Berg), /s/ Steven M. Wemple
                          ------------------         --------------------
(Wemple) and /s/ Robert S. Berg, CEO (Corporation)." If the Stockholders and the
             -----------------------
Corporation fail to make a redetermination of value for a particular year, the last previously stipulated value shall control except that if the Stockholders and the Corporation have not so redetermined the value within the 24 months immediately preceding the death of a Stockholders then the value of a Stockholder's interest shall be agreed upon by the representative of the deceased Stockholder and the Corporation through its remaining Stockholder. If they do not agree upon a valuation within 30 days of receipt by the Corporation of the written offer to sell, arbitration shall be used, with the withdrawing Stockholder and the Corporation each naming one arbitrator. If the two arbitrators cannot agree upon a value within 30 days, they shall appoint a third arbitrator, and the decision of the majority shall be binding upon all parties. In determining values by arbitration, life insurance proceeds and cash surrender values shall not be taken into account. Provided, however, in no event shall the value for any Stockholder's share ever be less than that initially set forth in this Agreement.

     Article 4. The Corporation is the applicant, owner and beneficiary of the following life insurance policies issued by the National Life of Vermont.

     Policy #2335350 insuring the life of Robert S. Berg in the amount of $6,000,000.00.

     Policy #2335352 insuring the life of Steve Wemple in the amount of $4,000,000.00.
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     The Corporation agrees to pay premiums on the insurance policies taken out pursuant to this Agreement and shall give proof of payment of premiums to the Stockholders whenever any one of them shall request such proof. If a premium is not paid within 30 days after its due date, the insured shall have the right to pay such premium and be reimbursed therefor by the Corporation. The Corporation shall have the right to purchase additional insurance on any or all of its Stockholders, such additional policies shall be listed in Schedule B, attached hereto and made a part of this Agreement along with any substitution or withdrawal of insurance policies subject to this Agreement. In the event that the Corporation decides to purchase additional insurance on any Stockholder each Stockholder hereby agrees to cooperate fully by performing all the requirements of the insurer which are necessary conditions precedent to the issuance of insurance policies. The Corporation shall be the sole owner of the policies issued to it, and it may apply any dividends toward the payment of premiums.

     Article 5. (a) In the event of a purchase and sale during a Stockholder's lifetime pursuant to Article 1, other than a sale under a Third Party Offer, the purchase price shall be paid in ten (10) equal consecutive annual installments. The first installment shall be due on the date of closing and the remaining nine
(9) installments shall be paid on said date in each subsequent year. The unpaid balance of such purchase price shall be evidenced by a series of negotiable promissory notes executed by the purchaser to the order of the seller with interest at floating prime rate, based upon the prime rate promulgated from time to time by Bank of America but not greater than ten (10%) percent per annum and not less than seven (7%) percent per annum.

                 (b) In the event of a purchase and sale at the death of a Stockholder, the purchase price shall be paid in one lump sum as soon as is practical after receipt by the Corporation of the life insurance proceeds payable by reason of the Stockholder's death and in
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any event within six months of the Stockholder's death. The proceeds of any life insurance shall be used by Corporation for the purpose of completing purchase of the shares of stock from the deceased Stockholder. If the purchase price exceeds the proceeds of such life insurance, the balance of the purchase price in excess of the life insurance proceeds shall be pain in equal consecutive annual installments over a period of five (5) years beginning one (1) year after the Stockholder's death. The unpaid balance of such purchase price shall be evidenced by a series of negotiable promissory notes executed by the Corporation to the order of the decedent Stockholder's estate with interest at the floating prime rate, based upon the prime rate promulgated from time to time by Bank of America but not greater than ten (10%) percent per annum and not less than seven (7%) percent per annum.

                 (c) The notes referred to in Sections (a) and (b) above shall provide for the acceleration of the due date of all unpaid notes in the series upon default in the payment of any note or interest thereon and shall provide that upon the default of any payment of interest or principal, all notes shall become due and payable immediately, such notes shall give the purchaser the option of prepayment in whole or in part.

                 (d) To the extent that any unpaid balance remains outstanding with respect to a purchase and sale hereunder, all of the shares of stock purchased in the transaction shall be pledged to the seller to secure the full payment of the purchase price. So long as the purchaser is not in default, said purchaser shall have all voting and dividend rights in said stock.

     Article 6. This Agreement is intended to apply to all shares of stock owned from time to time by the Stockholders. If any Stockholder shall acquire additional shares subsequent to the date hereof, or his shares shall be reduced subsequent to the date hereof, then the purchase
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price for the shares in Article 3 shall be proportionally increased or decreased, and such proportional increase or reduction in the purchase price shall be applicable whenever shares are acquired or disposed of subsequent to the last endorsed value on Schedule A.

     Article 7. If any Stockholder disposes of all of his stock in the Corporation during his lifetime or if this Agreement terminates before the death of a Stockholder, then such Stockholder shall have the right to purchase the policy or policies on him owned by the Corporation by paying an amount equal to the cash surrender value, if any, as of the date of transfer, less any existing indebtedness charged against the policy or policies. This right shall lapse if not exercised within 30 days after such disposal or termination.

     Article 8. Each Stockholder has endorsed his stock certificates in blank and has deposited the certificates with the Secretary of the Corporation who is authorized and directed to write on the face of each stock certificate the following:

     "This certificate is held subject to the Stock Retirement Agreement dated June 30, 2001."

Such endorsement and deposit shall not affect the right of the Stockholder to vote the stock and receive the dividends thereon until a binding purchase and sale agreement has been executed pursuant to this Agreement. The Secretary shall hold and deliver the stock certificate in accordance with the provisions of this Agreement.

     Article 9. This Agreement may be modified, amended, or terminated by a writing signed by all of the Stockholders and the Corporation.
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     Article 10.  This Agreement shall terminate upon the occurrence of any of the following events:

     (1) The written agreement of all of the Stockholders of the Corporation, or

     (2)  The bankruptcy, receivership or dissolution of the Corporation, or

     (3) The death of all Stockholders within a period of 30 days, subject to compliance by the Corporation and estate of the Stockholder with the sale and purchase provisions hereof.

     Article 11. The executor, administrator or personal representative of a deceased Stockholder shall execute and deliver any and all documents or legal instruments necessary or desirable to carry out the provisions of this Agreement. This Agreement shall be binding upon the Stockholders, their heirs, legal representatives, successors and assigns, and upon the Corporation, its successors and assigns. This Agreement shall be governed by the laws of the State of Florida notwithstanding the fact that one or more of the parties to this Agreement is now or may become a resident or citizen of a different state.

     Article 12. Notwithstanding the provisions of this Agreement, any insurance company which has issued a policy of insurance subject to provisions of this Agreement is hereby authorized to act in accordance with the terms of such policies as if the Agreement did not exist, and the payment or other performance of its contractual obligations by any such insurance company in accordance with the terms of any such policy shall completely discharge such company from all claims, suits and demands of all persons whatsoever.

     Article 13. If the Corporation is unable to make any purchase required of its hereunder because of the provisions of the applicable statutes or of its charter or bylaws, the
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Corporation agrees to take such action as may be necessary to permit it to make such purchases, and the Stockholders who are parties to this Agreement agree that they will also take such action as may be necessary for the Corporation to make such purchases.

     IN WITNESS WHEREOF, the Parties hereunto have executed this Agreement at Miami, in the County of Miami-Dade, State of Florida.

WITNESSED BY:
                                   INTERFOODS OF AMERICA, INC.


/s/ Kara Nordstrom                 By:/s/ Steven M. Wemple
---------------------------           --------------------------------
                                          Its President


                                   /s/ Robert S. Berg
                                   -----------------------------------
                                   Stockholder: Robert S. Berg

/s/ Kara Nordstrom
---------------------------
                                   /s/ Steven M. Wemple
                                   -----------------------------------
As to all Parties                  Stockholder: Steve Wemple
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                                 SCHEDULE "A"
                                 ------------

                  ANNEXED TO STOCK REDEMPTION AGREEMENT DATED
                            JUNE __, 2001, BETWEEN
                       ROBERT S. BERG, STEVE WEMPLE AND
                          INTERFOODS OF AMERICA, INC.


     The Undersigned mutually agree that as of the _____ day of ______, 20__, the purchase price of the stock of the Corporation held by Robert S. Berg is $______________________ for ______________ shares and the purchase price of the stock of the Corporation held by Steve Wemple is $___________________ for _____________ shares.

                                        INTERFOODS OF AMERICA, INC.


________________    ________________    By: ___________________________
Robert S. Berg      Steve Wemple        Name: __________________
                                              Its President


     The Undersigned mutually agree that as of the _____ day of ______, 20__, the purchase price of the stock of the Corporation held by Robert S. Berg is $______________________ for ______________ shares and the purchase price of the stock of the Corporation held by Steve Wemple is $___________________ for _____________ shares.

                                        INTERFOODS OF AMERICA, INC.


________________    ________________    By: ___________________________
Robert S. Berg      Steve Wemple        Name: __________________
                                              Its President


     The Undersigned mutually agree that as of the _____ day of ______, 20__, the purchase price of the stock of the Corporation held by Robert S. Berg is $______________________ for ______________ shares and the purchase price of the stock of the Corporation held by Steve Wemple is $___________________ for _____________ shares.

                                        INTERFOODS OF AMERICA, INC.


________________    ________________    By: ___________________________
Robert S. Berg      Steve Wemple        Name: __________________
                                              Its President
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                                 SCHEDULE "B"
                                 ------------

                    ADDITIONAL INSURANCE POLICIES (IF ANY)
                    --------------------------------------

Policy No. __________________ issued by _________________________________ to
Corporation on life of Robert S. Berg.


Policy No. __________________ issued by _________________________________ to
Corporation on life of Steve Wemple.